                                                                  Exhibit 10.166


                                 Schedule No. 8
                     Schedule of Indebtedness and Collateral

To Master Security Agreement dated 4/5/00, between the undersigned Secured Party and Debtor.

This Schedule of Indebtedness and Collateral incorporates the terms and conditions of the above-referenced Master Security Agreement.

This is Originally Executed Copy No. 1 of 1 originally executed copies. Only transfer of possession by Secured Party of Originally Executed Copy No. 1 shall be effective for purposes of perfecting an interest in this Schedule by possession.

The equipment listed on this Schedule will be located at:

4411 S. 40th Street               Phoenix               AZ         85040
--------------------------------------------------------------------------------
Address                           City                  State      Zip Code

Debtor grants to Secured Party a security interest in the property described below, along with all present and future attachments and accessories thereto and replacements and proceeds thereof, including amounts payable under any insurance policy, all hereinafter referred to collectively as "Collateral".

Collateral Description (Describe Collateral fully including make, kind of unit, model and serial numbers and any other pertinent information.)

One (1) Cedarapids Model MS-2 60" Pikc-Up Machine S/N 50480
Including all present and future attachments and accessories thereto and replacements and proceeds thereof, including amounts payable under any insurance policy.


2095A (8/00) Schedule of Indebtedness and Collateral -               Page 1 of 2
           Precomputed Interest: Fixed Rate
       Attach to Master Security Agreement 2094

Debtor promises to pay Secured Party the total sum of $81,623.52 which represents principal and interest precomputed over the term hereof, payable in 48 (total number) combined principal and interest payments of $1,700.49 each commencing on 1/18/02 and a like sum on a like date each month thereafter until fully paid, provided however, that the final payment shall be in the amount of the unpaid balance and interest. Payment shall be made at the address of Secured Party shown on the Master Security Agreement or such other place as Secured Party may designate from time to time.

Special Provisions.

If this Schedule of Indebtednesses No. 8 is prepaid prior to the date provided for repayment in the Schedule of Indebtednesses No. 8 the debtor agrees to pay the following fees: NO PREPAYMENT ALLOWED THE FIRST YEAR: During the Second Year
- 5% of the then unpaid balance; During the Third Year - 4% of the then unpaid balance; During the Fourth Year - 3% of the then unpaid balance.




Accepted 12/18/01
         -------------------------

Secured Party:

THE CIT GROUP/EQUIPMENT FINANCING, INC.



By /s/ ILLEGIBLE                       Title Agent
   -------------------------------           ------------------------------

Executed on 12/14/01
            ----------------------

Debtor:



Meadow Valley Contractors, Inc.
---------------------------------------------------------------------------
Name of individual, corporation or partnership


By /s/ KENNETH D. NELSON               Title Vice President
   -------------------------------           ------------------------------



2095A (8/00) Schedule of Indebtedness and Collateral -               Page 2 of 2
           Precomputed Interest: Fixed Rate
       Attach to Master Security Agreement 2094

                      Delivery and Installation Certificate



To: THE CIT GROUP/EQUIPMENT FINANCING, INC.

P.O. Box 27248
--------------------------------------------------------------------------------
Address

Tempe                                                AZ         85285-7248
--------------------------------------------------------------------------------
City                                                 State      Zip Code


Undersigned hereby certifies that all goods, chattels and equipment described in the Schedule of Indebtedness and Collateral No. 8 dated 12/14/01, to Master Security Agreement dated 4/5/00 between The CIT Group/Equipment Financing, Inc. and undersigned ("Security Agreement"), have been furnished to undersigned at the location designated in the security agreement, that delivery and installation of said goods, chattels and equipment have been fully completed as required, and that said goods, chattels and equipment have been inspected and accepted by the undersigned as satisfactory on 11/27/01.

Undersigned understands that you are relying on the foregoing certification in making your loan for the purchase of such goods, chattels and equipment, and to induce you to make the loan, undersigned agrees that undersigned will settle all claims, defenses, setoffs and counterclaims it may have directly with Herrmann Equipment, Inc. ("Seller") and will not set up any thereof against you, that its obligation to you is absolute and unconditional, and that you are not the manufacturer, distributor or seller of the equipment and have no knowledge or familiarity with it.

One (1) Cedarapids Model MS-2 60" Pikc-Up Machine S/N 50480.
Including all present and future attachments and accessories thereto and replacements and proceeds thereof, including amounts payable under any insurance policy.




Dated: 12/14/01
       ---------------------------

Meadow Valley Contractors, Inc.
--------------------------------------------------------------------------------
Name of individual, corporation or partnership

By /s/ KENNETH D. NELSON               Title Vice President
   -------------------------------           -----------------------------------
   If corporation, have signed by President, Vice President or Treasurer, and give official title.
   If owner or partner, state which.



1552A (11/98) Delivery and Installation Certificate -
             Purchase Money Loan by CIT                              Page 1 of 1

                                                                  Date: 12/14/01

THE CIT GROUP/EQUIPMENT FINANCING, INC.

P.O. Box 27248
----------------------------------------------------------------
Address

Tempe                                     AZ       85285-7248
----------------------------------------------------------------
City                                      State    Zip Code


Gentlemen:

You are irrevocably instructed to disburse the proceeds of your loan to us, evidenced by the Schedule of Indebtedness No. 8 dated 12/14/01 To Master Security Agreement dated 9/5/00 as follows:



           Payee Names and Addresses                         Amount
-----------------------------------------------       -------------------

Herrmann Equipment, Inc.                              $        73,183.70
                                                       ------------------

The CIT Group/Equipment Financing, Inc.               $           250.00
                                                       ------------------

(NON REFUNDABLE ORIGINATION FEE)                      $
                                                       ------------------

                                                      $
                                                       ------------------

                                                      $
                                                       ------------------

                                                      $
                                                       ------------------

                                                      $
                                                       ------------------


                                     Total Proceeds   $        73,433.70
                                                       ------------------





Very truly yours,


Meadow Valley Contractors, Inc.
--------------------------------------------------------------------------------

By /s/ KENNETH D. NELSON               Title Vice President
   -------------------------------           -----------------------------------


1770 (11/98) Pay Proceeds Letter                                     Page 1 of 1